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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 5, 2000

                             ENDOSONICS CORPORATION

                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                            ------------------------

                 (State or Other Jurisdiction of Incorporation)

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

                   0-19880                                      68-0028500
          ------------------------                       ------------------------
             Commission File No.                      I.R.S. Employer Identification
                                                                  Number

              2870 Kilgore Road
         Rancho Cordova, California                                95670
          ------------------------                       ------------------------
            Address of Principal                                 Zip Code
              Executive Offices
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                                 (916) 638-8008

                            ------------------------

               Registrant's telephone number, including area code
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ITEM 5. OTHER EVENTS

    On August 5, 2000, EndoSonics Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company,
JOMED N.V., a corporation organized under the laws of The Netherlands ("JOMED"), and JOMED Acquisition Corp., a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of JOMED (the "Purchaser").

    The Merger Agreement provides that Purchaser will make a tender offer (the "Tender Offer") to purchase 100% of the outstanding common stock (the "Common Stock") of the Company, and shares validly tendered in the Tender Offer shall be entitled to receive $11.00, net to the seller, in cash. After the Tender Offer is complete, subject to the approval of a majority of the stockholders of the Company (if such approval is required), Purchaser will be merged with and into the Company, with the Company as the surviving corporation in the merger, and each outstanding share of Common Stock, other than shares owned directly or indirectly by JOMED, Purchaser or the Company, will be converted (except for shares of Common Stock owned by any holder who properly demands appraisal rights) into the right to receive $11.00 in cash.

    Consummation of the Tender Offer and the merger is subject to certain conditions as specified in the Merger Agreement. Certain of these conditions make reference to a purchase agreement (the "Purchase Agreement") to be entered into between Credit Suisse First Boston (Europe) Limited ("CSFB") and JOMED for a $150 million stock offering by Jomed to finance the Tender Offer and the merger. A summary of the relevant provisions of the Commitment Letter, dated August 4, 2000, from CSFB to JOMED, including certain of the material terms of the form of the Purchase Agreement, is filed herewith as Exhibit 99.1 and incorporated by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

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
     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
  2.1                   Agreement and Plan of Merger, dated as of August 5, 2000,
                        among JOMED N.V., JOMED Acquisition Corp. and EndoSonics
                        Corporation.

  99.1 Summary of the provisions of the Commitment Letter, dated August 4, 2000, from Credit Suisse First Boston (Europe) Limited to JOMED N.V., including certain of the material terms of the form of the Purchase Agreement.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2000

                                          ENDOSONICS CORPORATION

                                          By: /s/ JEFFREY ELDER
                 ---------------------------------------------------------------
                                            Name: Jeffrey Elder
                                            Title: Chief Financial Officer
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                                 EXHIBIT INDEX

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
     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
  2.1                   Agreement and Plan of Merger, dated as of August 5, 2000,
                        among JOMED N.V., JOMED Acquisition Corp. and EndoSonics
                        Corporation.

  99.1 Summary of the provisions of the Commitment Letter, dated August 4, 2000, from Credit Suisse First Boston (Europe) Limited to JOMED N.V., including certain of the material terms of the form of the Purchase Agreement.
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